UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                October 26, 2005

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-13801                 95-2888568
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      After the close of business on October 26, 2005, the Company learned that a lawsuit has been filed against the Company and six of its eight directors by Ahmed Hussein, a director and significant shareholder of the Company. The complaint names the Company and individual directors, Patrick Cline, Maurice DeWald, Vincent Love, Steven Plochocki, Sheldon Razin and Louis Silverman. Director Ibrahim Fawzy was not named as a defendant.

      Filed in the Superior Court for Orange County, California, the complaint alleges that in connection with the Company's 2005 Annual Shareholders' Meeting, the certified results from the independent inspector of election included certain proxies that should not have been included in the final vote tabulation. The independent inspector of election has certified the election of the Company's eight directors (as previously announced) after hearing Mr. Hussein's claim concerning this matter.

      The Company believes that Mr. Hussein's claims lack merit and that the results certified by the independent inspector of elections are conclusive of this matter. The Company intends to defend itself vigorously.

      Statements made in this report that state the Company's intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties and assumptions. It is important to note that any such actual results could differ materially from those expressed in such forward-looking statements and the Company does not undertake to update its views concerning such.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2005

                            QUALITY SYSTEMS, INC.


                            By: /s/ Paul Holt
                                ----------------------------------
                                Paul Holt
                                Chief Financial Officer


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